Income Tax	3 Months Ended	12 Months Ended
	Mar. 31, 2018	Dec. 31, 2017
Income Taxes
Income Tax

8. Income Taxes

For the year ended December 31, 2017, the Company did not have a current or deferred income tax expense or benefit as the entity has incurred losses since inception and has provided a full valuation allowance against its deferred tax assets.

11. Income Tax

In the Company's financial statements, income taxes, including deferred tax balances, have been calculated on a separate tax return basis. Certain of the Company's activities and costs have been included in the tax returns filed by the Relamorelin Company and the LLC entity. Prior to the Corporate Reorganization, the Company's operations were included in the tax returns filed by the Predecessor Company. The Company has filed tax returns on its own behalf since the Corporate Reorganization.

For the years ended December 31, 2017 and 2016, the Company did not have a current or deferred income tax expense or benefit as the entity has incurred losses since inception and has provided a full valuation allowance against its deferred tax assets.

A reconciliation of the income tax benefit at the federal statutory tax rate to the Company's effective income tax rate follows:

	As of
	December 31,
	2017	2016	2015
Statutory tax rate	34.00%	34.00%	34.00%
State tax, net of federal benefit	4.08%	2.63%	4.33%
Research and development credit	1.87%	1.34%	0.85%
Orphan drug credit	2.29%	2.15%	1.91%
Non deductible deferred issuance costs	—%	(2.40)%	—%
Tax law change	(27.98)%	—%	—%
Stock compensation	(1.84)%	—%	—%
Investor instrument revaluation	(1.88)%	—%	—%
Non deductible warrant expense	—%	—%	(2.82)%
Other	(0.07)%	(1.32)%	(2.23)%
Change in valuation allowance	(10.47)%	(36.40)%	(36.04)%
Effective tax rate	—%	—%	—%

The principal components of the Company's deferred tax assets are as follows:

	As of
	December 31,
	2017	2016
Deferred tax assets:
Net operating loss carryforwards	$18,325	$17,248
Research and development credits	2,317	1,214
Orphan drug credit	2,333	1,164
Capitalized license fee	500	600
Other	599	262
Total gross deferred tax assets	24,074	20,488
Valuation allowance	(24,074)	(20,488)
Net deferred tax assets	$—	$—

On December 22, 2017, the Tax Cuts and Jobs Act ("The Act"), was signed into law. The Act includes a number of provisions, including the lowering of the U.S. corporate tax rate from 34% to 21%, effective January 1, 2018 and the establishment of a territorial-style system for taxing foreign source income of domestic multinational corporations. The Company is in the process of quantifying the tax impacts of The Act. As a result of The Act, the Company expects there will be one-time adjustments for the re-measurement of deferred tax assets (liabilities). Given the Company's full valuation allowance as of December 31, 2017, the Company does not expect the adjustment to materially impact the Company's income tax provision or balance sheet. On December 22, 2017, the SEC staff issued Staff Accounting Bulletin No. 118, Income Tax Accounting  Implications of the Tax Cuts and Jobs Act, or SAB 118, which allows the recording of provisional amounts during a measurement period not to extend beyond one year of the enactment date. In accordance with SAB 118, we have determined that our deferred tax asset value and associated valuation allowance reduction of $9,432 is a provisional amount and a reasonable estimate at December 31, 2017. The final impact may differ from this provisional amount due to, among other things, changes in interpretations and assumptions we have made thus far and the issuance of additional regulatory or other guidance. We expect to complete the final impact within the measurement period. The Company has quantified the impact of the rate reduction from 34% to 21% in its balance sheet.

ASC 740 requires a valuation allowance to reduce the deferred tax assets reported if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred tax assets will not be realized. After consideration of all the evidence, both positive and negative, the Company has recorded a full valuation allowance against its deferred tax assets at December 31, 2017 and 2016, because the Company's management has determined that is it more likely than not that these assets will not be realized. The increase in the valuation allowance of $3,586 in 2017 and $9,417 in 2016 primarily relates to the net loss incurred by the Company during each period, partially offset by the federal rate reduction from 34% to 21% as a result of The Act in 2017.

As of December 31, 2017, the Company had federal and state net operating loss carryforwards of approximately $73,109 and $3,763, respectively, which are available to reduce future taxable income. The net operating loss carryforwards expire at various times beginning in 2033 for federal and state purposes.

As of December 31, 2017, the Company had federal and state research tax credits of approximately $1,925 and $496, respectively, which may be used to offset future tax liabilities. Additionally, as of December 31, 2017, the Company had a federal orphan drug credit related to qualifying research of $2,333. These tax credit carryforwards will begin to expire at various times beginning in 2033 for federal purposes and 2028 for state purposes.

The net operating loss and tax credit carryforwards are subject to review and possible adjustment by the Internal Revenue Service and state tax authorities. Net operating loss and tax credit carryforwards may become subject to an annual limitation in the event of certain cumulative changes in the ownership interest of significant stockholders over a three‑year period in excess of 50%, as defined under Sections 382 and 383 of the Internal Revenue Code, respectively, as well as similar state provisions and other provisions within the Internal Revenue Code. This could limit the amount of tax attributes that can be utilized annually to offset future taxable income or tax liabilities. The amount of the annual limitation is determined based on the value of the Company immediately prior to the ownership change. Subsequent ownership changes may further affect the limitation in future years.

The Company has not recorded any reserves for uncertain tax positions as of December 31, 2017 and 2016. The Company has not, as yet, conducted a study of research and development credit carryforwards. This study may result in an adjustment to the Company's research and development credit carryforwards; however, until a study is completed and any adjustment is known, no amounts are being presented as an uncertain tax position. A full valuation allowance has been provided against the Company's research and development credits and, if an adjustment is required, this adjustment would be offset by an adjustment to the valuation allowance. Thus, there would be no impact to the balance sheets or statements of operations and comprehensive loss if an adjustment were required.

Interest and penalty charges, if any, related to unrecognized tax benefits will be classified as income tax expense in the accompanying statements of operations and comprehensive loss. As of December 31, 2017 and 2016, the Company had no accrued interest or penalties related to uncertain tax positions.

The Company is subject to examination by the U.S. federal, state and local income tax authorities for tax years 2013 forward. The Company is not currently under examination by the Internal Revenue Service or any other jurisdictions for any tax years.